SUMMARY PROSPECTUS

Lord Abbett Micro Cap Value Fund

MARCH 1, 2012

CLASS/TICKER
CLASS A	N/A	CLASS I	LMVYX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/institutional. You can also get this information at no cost by calling 888-522-2388 (Option 2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated March 1, 2012, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 137 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	I

Management Fees	1.50%	1.50%

Distribution and Service (12b-1) Fees	0.25%	None

Other Expenses	0.29%	0.29%

Total Annual Fund Operating Expenses(2)	2.04%	1.79%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)

For the period from March 1, 2012 through February 28, 2013, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses, to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, do not exceed an annual rate of 1.85%. This agreement may be terminated only upon the approval of the Fund’s Board of Trustees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the contractual management fee waiver and expense reimbursement agreement between the Fund and Lord, Abbett & Co. LLC for the term of the agreement). Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable contingent deferred sales charge (“CDSC”)) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$770	$1,178	$1,610	$2,808	$770	$1,178	$1,610	$2,808

Class I Shares	$182	$563	$970	$2,105	$182	$563	$970	$2,105

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56.97% of the average value of its portfolio.

SUMMARY – MICRO CAP VALUE FUND

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund normally invests at least 80% of its net assets in equity securities of micro-cap companies. The Fund seeks to invest in micro-cap companies that appear to be undervalued and that appear to have good prospects for improvement in earnings trends, asset values, or other positive attributes. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management. The Fund may invest in U.S. and foreign (which may include emerging market) companies. Foreign companies may be traded on U.S. or non-U.S. securities exchanges and may include American Depositary Receipts (“ADRs”). The Fund’s investments primarily include the following types of securities and other financial instruments:

•

Equity securities, including common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, and limited liability companies. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Micro-cap companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Microcap® Index.

•

Value companies that portfolio management believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

The Fund generally will see a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The Fund invests principally in stocks and other securities described above, which may experience significant volatility at times and may fall sharply in response to adverse events. Individual securities also may experience dramatic

SUMMARY – MICRO CAP VALUE FUND

movements in price. In addition to the risks of overall market movements, risks of events affecting a particular industry or sector, and risks that are specific to an individual security, the principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and securities selected by the Fund’s portfolio management fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Micro-Cap Company Risk: Micro-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies and may have less experienced management and unproven track records. Micro-cap companies may rely on limited product lines and have more limited financial resources and are more susceptible to setbacks or economic downturns. In addition, micro-cap company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies, and may be subject to greater price fluctuations than larger company stocks.

•	Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

•

Foreign Company Risk: The Fund’s investment exposure to foreign (which may include emerging market) companies generally is subject to the risk that the value of securities issued by foreign companies may be adversely affected by political, economic, and social volatility, lack of transparency or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

SUMMARY – MICRO CAP VALUE FUND

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share class will vary due to the different expenses the class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +28.95%	Worst Quarter 4th Q ’08 -29.53%

The table below shows how the average annual total returns of the Fund’s Class A and I shares compare to those of two broad-based securities market indices. The Fund’s average annual total returns include applicable sales charges. For Class A shares, the current maximum front-end sales charge is 5.75%. There are no sales charges for Class I shares.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for the other share class are not shown in the table and will vary from those shown for Class A shares.

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Average Annual Total Returns (for the periods ended December 31, 2011)

Class	1 Year	5 Years	10 Years

Class A Shares

Before Taxes	-15.12%	-1.12%	8.93%

After Taxes on Distributions	-15.12%	-1.40%	7.81%

After Taxes on Distributions and Sale of Fund Shares	-9.83%	-1.00%	7.58%

Class I Shares	-9.69%	0.32%	9.88%

Index

Russell Microcap® Value Index (reflects no deduction for fees, expenses, or taxes)	-10.34%	-5.23%	5.99%

Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	-9.27%	-3.75%	4.63%

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager. The portfolio manager primarily responsible for the day-to-day management of the Fund is:

Portfolio Manager/Title	Member of the Investment Management Team Since

Gerard S.E. Heffernan, Jr., Partner and Director	1999

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

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Investment Minimums — Initial/Additional Investments

Class	A	I

General	$1,000/No minimum	$1 million minimum

Retirement and Benefit Plans	No minimum	No minimum

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A

SIMPLE IRAs	No minimum	N/A

Invest-A-Matic	$250/$50	N/A

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

A Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, and also may be subject to state and local taxes. Certain taxes on distributions may not apply to tax exempt investors or tax deferred accounts, such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

SUMMARY – MICRO CAP VALUE FUND

Investment Company Act File Number: 811-07538

00082867 MICVAL-SUM (3/12)